Total Return
                              Capital Appreciation
                                     Income

                                  ANNUAL REPORT
                                 MARCH 31, 1997

                                 U.S. GOVERNMENT
                                 Securities Fund

                                 TREASURY TOTAL
                                   Return Fund

                                     UTILITY
                                      Fund

                                     EQUITY
                                      Fund


                                  COUNTRYWIDE
                                  INVESTMENTS

Photo of Angelo R. Mozilo

LETTER FROM THE CHAIRMAN
===============================================================================
Dear Shareholders:

Welcome to the Countrywide Family. The recent acquisition of Midwest Group by Countrywide is cause for celebration within both organizations.

Midwest Group's experienced management team, reputation for excellence, and strong customer relationships significantly enhance Countrywide's long-term commitment to being a leading provider of financial services.

In turn, Countrywide offers this excellent team an atmosphere of innovative technology, industry leadership, and dynamic organization. It is a blending of talents and abilities that will position our newly expanded Countrywide family for leadership into the twenty-first century.

Countrywide Home Loans is the nation's leading independent residential mortgage lender and servicer. Our loan servicing operation now serves more than 1.5 million homeowners. With nearly 400 offices, Countrywide employs over 6,000 individuals across the United States. In addition to first lien prime and subprime mortgages and home equity loans, a variety of other financial products and services augments our mortgage lending and servicing operations including insurance products, credit cards, and now investments.

Countrywide Investments adds a critical component to Countrywide's strategic business plan. While mortgage lending is Countrywide's core business, we believe diversification of financial products and services will provide greater customer retention and enhanced customer service.

In addition to the quality and performance you've come to expect in meeting your investment needs, we think you will be pleased with the additional opportunities Countrywide offers. Again, welcome to the Countrywide family.

Sincerely,


/s/ Angelo R. Mozilo


Angelo R. Mozilo
Chairman

Photo of Robert H. Leshner

LETTER FROM THE PRESIDENT
===============================================================================

Dear Fellow Shareholders:

We are pleased to present the audited annual report for the Countrywide Strategic Trust for the fiscal year ended March 31, 1997.

As you may already have noticed, our name and look have changed. We are answering the phone as Countrywide Investments, and your statement bears the Countrywide brand. Our Funds are now listed under the Countrywide name in local and national newspapers, magazines and other publications.

Countrywide has a long-term commitment to be a leading provider of financial services. It views the acquisition of Midwest Group as an opportunity to offer a broader variety of financial products and services to complement its residential lending and servicing operations. If we can be of assistance to you with your home loan needs, please don't hesitate to call us at 800-586-9150, our hotline number especially for Countrywide Investments shareholders.

As a result of these exciting changes, we now have access to Countrywide's broad managerial, financial and technological resources. These tools will help us to ensure that we continue to develop and deliver quality investment products and services to help meet your financial goals.

What has not changed is the Funds' management team and the investment strategies employed by the Funds. We remain committed to providing you with the same level of quality service to which you are accustomed.

The economic expansion continues and inflation is nowhere to be found. Millions of jobs have been added and the resulting unemployment rate is at its lowest level since 1974. Spurred on by high employment and wages, consumer confidence is near an all-time high.

We believe the economy will continue to enjoy moderate growth with few inflationary threats. Though volatility in the equity markets is likely to continue, relatively tame inflation and the sustainable level of economic growth should provide a good foundation for stock prices. We expect large cap stocks to continue to outperform their smaller cap peers, as investors will be more inclined to own larger, well-known stocks.

The Countrywide Equity Fund and the Countrywide Utility Fund offer relatively conservative ways to participate in the equity markets. The Equity Fund is currently invested primarily in stocks comprising the S&P 500 Index. The Utility Fund invests across the four utility sectors -- electric, gas, water and telecommunications, providing investors with a degree of diversification within this particular industry.

The Countrywide U.S. Government Securities Fund is a high-quality choice for investors seeking current income, consistent with the protection of capital.

Countrywide Investments remains committed to providing conservative, high-quality opportunities to help investors meet their financial goals. Our success can be attributed to the support of shareholders like you. We thank you for your continued confidence and look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Robert H. Leshner


Robert H. Leshner
President

U.S. GOVERNMENT SECURITIES FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The U.S. Government Securities Fund seeks high current income, consistent with the protection of capital, by investing primarily in mortgage-backed securities which are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. For the fiscal year ended March 31, 1997, the Fund's total return (excluding the impact of the maximum 2% front-end sales load) was 3.76%, as compared to 5.95% for the Lehman Brothers Mortgage-Backed Securities Index.

The economy gained momentum in fiscal 1997 with gross domestic product (GDP) averaging over 4.0% growth, up dramatically from the 1.7% average in fiscal 1996. This momentum was confirmed early in the year by a series of payroll reports showing phenomenal job growth and a declining unemployment rate. The fear of wage inflation helped push the yield on the 30-year Treasury bond to 7.20%. Generally speaking, bonds traded in a historically tight range during most of fiscal 1997. When reviewing the fiscal year in its entirety, the most striking factor in the taxable, fixed-income markets was the decline in interest rate volatility, which favored mortgage-backed securities and other callable securities.

Exposure to Treasury and non-callable U.S. Government agency securities (which tend to lag mortgage-backed securities in a rising interest rate environment) contributed to the Fund's underperformance during the early portion of the fiscal year. A fundamental repositioning of the Fund took place in October 1996 in an effort to take advantage of declining volatility in the fixed-income markets. Treasury and agency securities were sold from the investment portfolio with the proceeds invested in pass-through mortgage-backed securities. Subsequent to this repositioning, the Fund performed well over the remainder of the fiscal year, benefitting from the combination of declining interest rate volatility and a 75% to 80% weighting in mortgage-backed securities.

The Fund is positioned rather defensively as we move into fiscal 1998. The duration of the Fund is in line with the peer group average and its exposure to the mortgage-backed sector remains close to 80%. With mortgage-backed securities having performed exceptionally well versus Treasury issues, positive relative performance going forward could be difficult. With that in mind, we will turn our focus to other mortgage-backed issues and U.S. Government agency securities which have better upside potential. Once it appears the economy is slowing, we will look to extend the duration of the Fund.


A REPRESENTATION OF THE GRAPHIC MATERIAL CONTAINED IN THE COUNTRYWIDE STRATEGIC
TRUST MARCH 31, 1997 ANNUAL REPORT IS SET FORTH BELOW:

Comparison of the Change in Value of a $10,000 Investment in the U.S. Government
Securities Fund* and the Lehman Brothers Mortgage-Backed Securities Index

LEHMAN BROTHERS MORTGAGE-BACKED               U.S. GOVERNMENT SECURITIES FUND:
SECURITIES INDEX:

                 QTRLY                                    QTRLY
 DATE           RETURN     BALANCE            DATE        RETURN     BALANCE


 03/31/87                 10,000              03/31/87                 9,800
 06/30/87     -1.37%       9,863              06/30/87    -2.63%       9,542
 09/30/87     -2.08%       9,658              09/30/87    -4.12%       9,149
 12/31/87      5.65%      10,204              12/31/87     6.63%       9,756
 03/31/88      4.28%      10,640              03/31/88     3.42%      10,090
 06/30/88      1.67%      10,818              06/30/88     1.44%      10,234
 09/30/88      2.37%      11,074              09/30/88     2.16%      10,455
 12/31/88      0.18%      11,094              12/31/88     0.63%      10,521
 03/31/89      1.24%      11,232              03/31/89     0.66%      10,590
 06/30/89      7.76%      12,103              06/30/89     5.05%      11,125
 09/30/89      1.65%      12,303              09/30/89     0.85%      11,219
 12/31/89      4.00%      12,795              12/31/89     3.47%      11,608
 03/31/90      0.13%      12,812              03/31/90    -0.92%      11,501
 06/30/90      3.79%      13,297              06/30/90     2.97%      11,842
 09/30/90      1.48%      13,494              09/30/90     0.94%      11,954
 12/31/90      4.98%      14,166              12/31/90     4.92%      12,543
 03/31/91      3.07%      14,601              03/31/91     2.12%      12,808
 06/30/91      1.90%      14,879              06/30/91     1.78%      13,037
 09/30/91      5.48%      15,694              09/30/91     4.57%      13,632
 12/31/91      4.45%      16,392              12/31/91     3.95%      14,171
 03/31/92     -0.86%      16,251              03/31/92    -1.06%      14,020
 06/30/92      4.02%      16,905              06/30/92     3.97%      14,576
 09/30/92      2.98%      17,408              09/30/92     3.09%      15,026
 12/31/92      0.72%      17,534              12/31/92     0.13%      15,045
 03/31/93      2.96%      18,053              03/31/93     4.10%      15,662
 06/30/93      1.86%      18,389              06/30/93     2.61%      16,071
 09/30/93      0.96%      18,565              09/30/93     1.38%      16,292
 12/31/93      0.90%      18,732              12/31/93     0.23%      16,330
 03/31/94     -2.32%      18,298              03/31/94    -3.80%      15,709
 06/30/94     -0.56%      18,195              06/30/94    -3.94%      15,090
 09/30/94      0.87%      18,353              09/30/94    -0.13%      15,071
 12/31/94      0.43%      18,432              12/31/94    -0.15%      15,047
 03/31/95      5.24%      19,398              03/31/95     4.46%      15,719
 06/30/95      5.22%      20,411              06/30/95     5.10%      16,521
 09/30/95      2.10%      20,839              09/30/95     1.39%      16,750
 12/31/95      3.32%      21,531              12/31/95     3.83%      17,392
 03/31/96     -0.44%      21,436              03/31/96    -2.04%      17,037
 06/30/96      0.80%      21,608              06/30/96    -0.28%      16,989
 09/30/96      2.05%      22,051              09/30/96     1.57%      17,256
 12/31/96      2.88%      22,686              12/31/96     2.60%      17,705
 03/31/97      0.13%      22,715              03/31/97    -0.15%      17,679

Past performance is not predictive of future performance.


U.S. Government Securities Fund
Average Annual Total Returns

1 Year         5 Years        10 Years
1.69%          4.32%          5.86%

*The initial public offering of shares commenced on June 4, 1984.



TREASURY TOTAL RETURN FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Treasury Total Return Fund seeks the highest level of total return over the long term, consistent with the protection of capital, by investing primarily in direct obligations of the United States Treasury. High current income is a secondary objective. For the fiscal year ended March 31, 1997, the Fund's total return (excluding the impact of the maximum 4% front-end sales load) was 1.73%, as compared to 4.20% for the Merrill Lynch Treasuries (All Maturities) Index.

Fiscal year 1997 began on a dour note with the yield on the 30-year Treasury bond completing its climb from 5.90% to 7.20%. The spike in interest rates was due to accelerating economic growth and the fear of wage pressures. Inflation, usually a by-product of strong economic growth, remained quiet. This odd combination of a robust economy and nominal inflation allowed bonds to trade in a well-defined range (6.80% to 7.20% on the 30-year Treasury bond) for much of the fiscal year. The fixed income markets did stage an impressive rally in the latter part of the year, only to be followed by an equally impressive sell-off, returning interest rates to the trading range established earlier in the year. Economic growth and inflation were uncharacteristically consistent throughout the fiscal year, resulting in declining interest rate volatility and fewer trading opportunities.

With the heightened uncertainty (and rising interest rates) at the beginning of the fiscal year, management pursued an investment strategy whereby approximately half of Fund assets were invested in the 5-year Treasury note, with the other half invested in a combination of cash and Treasury bills. This strategy was effective, producing superior results relative to the Fund's peer group throughout most of the fiscal year. In February 1997, strategic modelling dictated a repositioning of the investment portfolio with a concentration in 30-year Treasury bonds. The ensuing spike in interest rates generated sub-par performance for the month and ultimately hindered performance for the year ended March 31, 1997.

The Fund entered fiscal 1998 conservatively positioned in Treasury bills and cash. On May 19, 1997, the Board of Trustees approved a mandatory redemption of all shares of the Fund to occur on or about July 15, 1997. In light of this mandatory redemption, management will maintain the short-term position of the Fund's investment portfolio.



Comparison of the Change in Value of a $10,000 Investment in the Treasury
Total Return Fund* and the Merrill Lynch Treasuries (All Maturities) Index

MERRILL LYNCH TREASURIES                  TREASURY TOTAL RETURN FUND:
(ALL MATURITIES) INDEX:

             QTRLY                                      QTRLY
 DATE        RETURN    BALANCE             DATE         RETURN      BALANCE


 01/26/88              10,000              01/26/88                 9,600
 03/31/88     1.29%    10,129              03/31/88     -3.14%      9,299
 06/30/88     0.89%    10,219              06/30/88     -1.80%      9,131
 09/30/88     1.72%    10,394              09/30/88      1.38%      9,257
 12/31/88     0.94%    10,492              12/31/88     -0.52%      9,209
 03/31/89     1.06%    10,602              03/31/89      4.17%      9,593
 06/30/89     8.21%    11,473              06/30/89      5.92%     10,161
 09/30/89     0.79%    11,563              09/30/89     -0.69%     10,090
 12/31/89     3.71%    11,992              12/31/89      4.46%     10,540
 03/31/90    -1.24%    11,843              03/31/90     -4.70%     10,045
 06/30/90     3.43%    12,250              06/30/90      3.90%     10,437
 09/30/90     0.78%    12,345              09/30/90     -3.61%     10,059
 12/31/90     5.55%    13,030              12/31/90      8.50%     10,914
 03/31/91     2.03%    13,294              03/31/91      1.19%     11,044
 06/30/91     1.39%    13,479              06/30/91     -0.73%     10,964
 09/30/91     5.69%    14,245              09/30/91      8.21%     11,864
 12/31/91     5.37%    15,010              12/31/91      6.35%     12,618
 03/31/92    -1.77%    14,745              03/31/92     -4.61%     12,037
 06/30/92     3.92%    15,323              06/30/92      3.06%     12,405
 09/30/92     5.04%    16,095              09/30/92      5.20%     13,050
 12/31/92    -0.01%    16,092              12/31/92      1.21%     13,207
 03/31/93     4.55%    16,824              03/31/93      5.91%     13,988
 06/30/93     2.88%    17,309              06/30/93      2.66%     14,360
 09/30/93     3.29%    17,879              09/30/93      3.55%     14,870
 12/31/93    -0.42%    17,803              12/31/93     -2.13%     14,554
 03/31/94    -2.97%    17,274              03/31/94     -4.41%     13,913
 06/30/94    -1.14%    17,077              06/30/94     -3.24%     13,463
 09/30/94     0.40%    17,146              09/30/94     -0.95%     13,335
 12/31/94     0.36%    17,207              12/31/94      1.41%     13,523
 03/31/95     4.66%    18,009              03/31/95      1.08%     13,670
 06/30/95     6.26%    19,136              06/30/95      1.36%     13,856
 09/30/95     1.76%    19,473              09/30/95      1.18%     14,020
 12/31/95     4.67%    20,381              12/31/95      1.26%     14,196
 03/31/96    -2.32%    19,908              03/31/96     -0.87%     14,073
 06/30/96     0.41%    19,990              06/30/96      0.32%     14,119
 09/30/96     1.65%    20,319              09/30/96      1.29%     14,301
 12/31/96     2.92%    20,913              12/31/96      1.76%     14,552
 03/31/97    -0.80%    20,745              03/31/97     -1.62%     14,316


Past performance is not predictive of future performance.

Treasury Total Return Fund
Average Annual Total Returns


1 Year       5 Years     Since Inception
(2.34%)      2.69%       3.98%

*The initial public offering of shares commenced on January 26, 1988.



UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Utility Fund seeks a high level of current income by investing primarily in securities of public utilities. Capital appreciation is a secondary objective. The Fund's total returns for the fiscal year ended March 31, 1997 (excluding the impact of the maximum 4% front-end sales load on Class A shares) were 5.61% and 4.82% for Class A shares and Class C shares, respectively.

Throughout most of fiscal 1997, the stock market continued its upward march, while the bond market experienced lower bond prices and higher interest rates. The Dow Jones Industrial Average (the Dow) gained in excess of 28% for the calendar year, but one-third of its gain was attributed to just three stocks:
IBM, General Electric and United Technologies. The Dow and the S&P 500 Index peaked in the first quarter of 1997, before retreating more than 5% from these highs by March 31, 1997. Utility stocks were one of the worst performing sectors of the Dow Jones Industry Groups for the year due to movement in interest rates and the acceleration of deregulation. For the twelve months ended March 31, 1997, the S&P Utility Index returned 4.59%.

During the fiscal year 1997, there was a divergence among the four utility sectors (electric, telecommunications, gas and water), with gas and water utilities significantly outperforming the other two sectors. The Fund remained diversified across all of these sectors with the heaviest concentration in the electric area. While stock funds received record inflows of money, utility funds had net outflows as investors chased after the higher returns in the growth stock arena. Top performing stocks for the Fund included MCN Corp., Nicor, Inc. and CINergy Corp. During the fiscal year, Bell Atlantic Corp., Enron Corp. and CINergy Corp. were purchased into the Fund while Florida Progress Corp. and Montana Power Co. were sold.

Looking forward, management expects volatility to continue in the utility sector as long as the possibility for higher interest rates remains. Longer term, we believe utilities are an attractive investment as the valuations and yields are extremely compelling. As deregulation issues are resolved, quality utility companies that are poised for competition and growth should thrive. The Fund will continue to seek companies that are positioned favorably for the future and have a strong potential for dividend increases, improving fundamentals, financial stability and reasonable growth.



Comparison of the Change in Value of a $10,000 Investment in the Utility Fund* and the Standard & Poor's Utility Index

STANDARD & POOR'S UTILITY INDEX:               UTILITY FUND (CLASS A):


             QTRLY                                        QTRLY
DATE         RETURN      BALANCE              DATE        RETURN    BALANCE


08/16/89                 10,000            08/16/89                   9,600
09/30/89      2.43%      10,243            09/30/89       0.73%       9,671
12/31/89     11.42%      11,412            12/31/89       6.72%      10,320
03/31/90     -7.45%      10,562            03/31/90      -1.99%      10,115
06/30/90      0.53%      10,618            06/30/90       0.28%      10,144
09/30/90     -4.50%      10,140            09/30/90      -2.86%       9,854
12/31/90      9.67%      11,120            12/31/90       7.19%      10,562
03/31/91      2.22%      11,367            03/31/91       4.61%      11,049
06/30/91     -4.20%      10,889            06/30/91       0.60%      11,115
09/30/91      7.90%      11,749            09/30/91       9.26%      12,144
12/31/91      8.49%      12,746            12/31/91       6.72%      12,960
03/31/92     -9.34%      11,556            03/31/92      -4.66%      12,356
06/30/92      7.79%      12,457            06/30/92       4.44%      12,905
09/30/92      7.88%      13,438            09/30/92       3.82%      13,398
12/31/92      2.53%      13,777            12/31/92       4.14%      13,953
03/31/93     10.79%      15,264            03/31/93       6.84%      14,906
06/30/93      1.86%      15,548            06/30/93       1.50%      15,130
09/30/93      6.70%      16,589            09/30/93       2.82%      15,556
12/31/93     -5.76%      15,634            12/31/93      -3.11%      15,073
03/31/94     -8.50%      14,305            03/31/94      -3.20%      14,591
06/30/94     -0.00%      14,304            06/30/94      -0.83%      14,469
09/30/94      0.45%      14,369            09/30/94       1.32%      14,660
12/31/94     -0.10%      14,355            12/31/94       0.74%      14,769
03/31/95      6.93%      15,349            03/31/95       2.43%      15,128
06/30/95      7.44%      16,491            06/30/95       5.03%      15,890
09/30/95     11.28%      18,350            09/30/95       6.90%      16,986
12/31/95     11.22%      20,409            12/31/95       9.96%      18,677
03/31/96     -4.78%      19,434            03/31/96      -1.46%      18,404
06/30/96      5.01%      20,408            06/30/96       4.77%      19,283
09/30/96     -3.31%      19,732            09/30/96      -3.27%      18,651
12/31/96      6.62%      21,038            12/31/96       5.92%      19,755
03/31/97     -3.38%      20,326            03/31/97      -1.61%      19,437

Past performance is not predictive of future performance.

Utility Fund
Average Annual Total Returns

          1 Year       5 Years     Since Inception
Class A   1.39%        8.59%       9.10%
Class C   4.82%        ---         5.96%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.



EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that offer growth potential. The Fund's total returns for the fiscal year ended March 31, 1997 (excluding the impact of the maximum 4% front-end sales load for Class A shares) were 11.82% and 11.01% for Class A shares and Class C shares, respectively.

Economic growth advanced at a greater than expected pace throughout the fiscal year. Strong employment growth and high levels of consumer confidence translated into increased spending and higher interest rates. Despite the strong economy, inflation remained tame with some of the most-watched measures of inflation flirting with their lowest levels in thirty years. Strong corporate earnings provided a backdrop for higher stock prices. Yet most market gains were fairly narrow as large capitalization stocks again outperformed in what could be described as a "flight to quality" strategy. The Federal Reserve Board raised short-term interest rates 0.25% in the first quarter of 1997, which led to a brief market selloff. For the twelve months ended March 31, 1997, the S&P 500 Index returned 19.83%.

The Fund remained well-diversified during the fiscal year. Management continued to emphasize quality, growth-oriented companies positioned to perform well in their industries over the long term. Some of the Fund's holdings in the cyclical and healthcare sectors of the equity market, however, adversely affected performance as these sectors were subject to multiple selloffs throughout the fiscal year. Holdings in financial services, technology and consumer staples (non-cyclical) contributed positively to performance. Top performing stocks for the Fund included Intel Corp., Bank of New York Co., Inc., General Electric Co. and Bristol-Myers Squibb Co.

Despite the possibility of higher near-term interest rates, our outlook for stock prices remains fairly positive. Management expects inflation to remain under control, economic growth to moderate and corporate profits to continue their upward climb, albeit at a slower pace. Companies will need to continue to cut costs to remain competitive in the global economy as productivity and efficiency become more important. Management anticipates continued investments in the financial services, technology and healthcare sectors of the equity market. The Fund will continue to seek opportunities in quality companies that are leaders in their industries, with strong product lines and managements that position their companies for future growth.


Comparison of the Change in Value of a $10,000 Investment in the Equity Fund* and the Standard & Poor's 500 Index


STANDARD & POOR'S 500 INDEX:              EQUITY FUND (CLASS C):

              QTRLY                              QTRLY
 DATE        RETURN  BALANCE         DATE        RETURN     BALANCE


 06/07/93             10,000         06/07/93               10,000
 06/30/93    0.78%    10,078         06/30/93     0.10%     10,010
 09/30/93    2.58%    10,338         09/30/93     1.20%     10,130
 12/31/93    2.32%    10,578         12/31/93    -1.34%      9,994
 03/31/94   -3.79%    10,177         03/31/94    -2.85%      9,709
 06/30/94    0.42%    10,220         06/30/94    -4.04%      9,317
 09/30/94    4.88%    10,718         09/30/94     5.05%      9,787
 12/31/94   -0.02%    10,716         12/31/94    -0.37%      9,751
 03/31/95    9.74%    11,760         03/31/95     6.86%     10,419
 06/30/95    9.55%    12,883         06/30/95     6.48%     11,095
 09/30/95    7.95%    13,907         09/30/95     7.19%     11,893
 12/31/95    6.02%    14,744         12/31/95     7.43%     12,776
 03/31/96    5.37%    15,535         03/31/96     3.49%     13,222
 06/30/96    4.49%    16,232         06/30/96     4.35%     13,797
 09/30/96    3.09%    16,734         09/30/96     2.23%     14,105
 12/31/96    8.34%    18,129         12/31/96     2.74%     14,491
 03/31/97    2.68%    18,615         03/31/97     1.29%     14,678

Past performance is not predictive of future performance.


Equity Fund
Average Annual Total Returns

                1 Year     Since Inception
Class A          7.35%      10.57%
Class C         11.01%      10.59%

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.




STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1997
===============================================================================
                                                    U.S.            TREASURY
                                                 GOVERNMENT           TOTAL
                                                 SECURITIES          RETURN
                                                    FUND              FUND

-------------------------------------------------------------------------------
ASSETS


Investments in securities:
   At acquisition cost......................    $  19,990,769     $   9,279,769
                                              ===============   ===============

   At amortized cost........................    $  20,000,988     $   9,314,121
                                              ===============   ===============

   At value (Note 2)........................    $  19,781,936     $   9,311,743
Investments in repurchase agreements (Note 2)       1,960,000           799,000
Cash .......................................            2,994               433
Receivable for capital shares sold..........            1,081             2,280
Receivable from Adviser (Note 4)............               --             1,463
Interest receivable.........................          153,410               113
Other assets................................            2,389             1,961
                                              ---------------   ---------------

   TOTAL ASSETS.............................       21,901,810        10,116,993
                                               ---------------   --------------

LIABILITIES
Payable for capital shares redeemed.........           17,646            41,168
Dividends payable...........................           14,409             5,286
Payable to affiliates (Note 4)..............           16,690             4,600
Other accrued expenses and liabilities......            9,850             6,567
                                              ---------------   ---------------

   TOTAL LIABILITIES........................           58,595            57,621
                                              ---------------   ---------------

NET ASSETS .................................    $  21,843,215     $  10,059,372
                                              ===============   ===============

Net assets consist of:
Paid-in capital.............................    $  26,526,256     $  12,694,500
Accumulated net realized losses from
 security transactions......................       (4,463,989)       (2,632,750)
Net unrealized depreciation on
 investments................................         (219,052)           (2,378)
                                              ---------------   ---------------

Net assets..................................    $  21,843,215     $  10,059,372
                                              ===============   ===============

Shares of beneficial interest outstanding
 (unlimited number
 of shares authorized, no par value)(Note 5)        2,366,923         1,254,345
                                              ===============   ===============

Net asset value and redemption price
 per share (Note 2).........................    $        9.23     $        8.02
                                              ===============   ===============

Maximum offering price per share (Note 2)...    $        9.42     $        8.35
                                              ===============   ===============

See accompanying notes to financial statements.




STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1997
===============================================================================
                                                   UTILITY           EQUITY
                                                     FUND              FUND

-------------------------------------------------------------------------------
ASSETS
Investments in securities:


   At acquisition cost......................    $  29,830,379     $  10,669,330
                                              ===============   ===============

   At amortized cost .......................    $  29,819,096     $  10,669,330
                                              ===============   ===============


   At value (Note 2)........................    $  36,453,797     $  13,356,071
Investments in repurchase agreements (Note 2)       2,721,000         4,437,000
Cash .......................................              574                --
Receivable for capital shares sold .........           13,026             5,604
Receivable for securities sold..............               --           355,038
Dividends and interest receivable...........          154,884            11,117
Other assets................................            5,079             2,113
                                              ---------------   ---------------

   TOTAL ASSETS.............................       39,348,360        18,166,943
                                              ---------------   ---------------



LIABILITIES
Bank overdraft..............................               --           354,042
Payable for capital shares redeemed.........           82,008            39,013
Dividends payable...........................           35,727               733
Payable to affiliates (Note 4)..............           27,939            13,113
Other accrued expenses and liabilities......           16,259             7,251
                                              ---------------   ---------------

   TOTAL LIABILITIES........................          161,933           414,152
                                              ---------------   ---------------


NET ASSETS .................................    $  39,186,427     $  17,752,791
                                              ===============   ===============


Net assets consist of:
Paid-in capital.............................    $  32,299,943     $  14,901,612
Accumulated net realized gains from
 security transactions......................          251,541           164,431
Undistributed net investment income.........              242                 7
Net unrealized appreciation on investments..        6,634,701         2,686,741
                                              ---------------   ---------------

Net assets..................................    $  39,186,427     $  17,752,791
                                              ===============   ===============

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares...    $  36,087,240     $  14,982,638
                                              ===============   ===============

Shares of beneficial interest outstanding
 (unlimited number f shares authorized,
 no par value) (Note 5).....................        2,900,247         1,088,598
                                              ===============   ===============

Net asset value and redemption price
 per share (Note 2).........................    $       12.44     $       13.76
                                              ===============   ===============

Maximum offering price per share (Note 2)...    $       12.96     $       14.33
                                              ===============   ===============


PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..    $   3,099,187     $   2,770,153
                                              ===============   ===============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value) (Note 5).....................          249,358           201,191
                                              ===============   ===============

Net asset value, offering price and
 redemption price per share (Note 2)........    $       12.43     $       13.77
                                              ===============   ===============

See accompanying notes to financial statements.




STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1997
===============================================================================
                                                    U.S.            TREASURY
                                                 GOVERNMENT           TOTAL
                                                 SECURITIES          RETURN
                                                    FUND              FUND

-------------------------------------------------------------------------------
INVESTMENT INCOME


   Interest.................................    $   1,581,093     $     673,624
                                              ---------------   ---------------

EXPENSES
   Investment advisory fees (Note 4)........          168,101            92,874
   Accounting services fees (Note 4)........           39,000            33,000
   Transfer agent fees (Note 4).............           20,620            29,782
   Postage and supplies.....................           13,323            18,569
   Professional fees........................           11,623             8,623
   Registration fees........................            9,363             9,435
   Custodian fees...........................            7,379             4,674
   Trustees' fees and expenses..............            5,948             5,948
   Insurance expense........................            3,536             2,678
   Distribution expenses (Note 4)...........            1,934             1,098
   Reports to shareholders..................            1,304             1,648
   Other expenses...........................            4,326             2,461
                                              ---------------   ---------------

     TOTAL EXPENSES.........................          286,457           210,790
   Fees waived by the Adviser (Note 4)........        (17,500)          (56,000)
                                              ---------------   ---------------

     NET EXPENSES...........................          268,957           154,790
                                              ---------------   ---------------


NET INVESTMENT INCOME.......................        1,312,136           518,834
                                              ---------------   ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
 Net realized losses from security
 transactions................................        (386,798)         (561,549)
Net change in unrealized
 appreciation/depreciation on investments....        (119,168)          286,795
                                              ---------------   ---------------

NET REALIZED AND UNREALIZED LOSSES
 ON INVESTMENTS .......................              (505,966)         (274,754)
                                              ---------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS..    $     806,170     $     244,080
                                              ===============   ===============

See accompanying notes to financial statements.




STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1997
===============================================================================
                                                    UTILITY           EQUITY
                                                      FUND              FUND

-------------------------------------------------------------------------------
INVESTMENT INCOME


   Dividends................................    $   1,765,979     $     165,852
   Interest ................................          320,037           157,477
                                              ---------------   ---------------

     TOTAL INVESTMENT INCOME................        2,086,016           323,329
                                              ---------------   ---------------

EXPENSES
   Investment advisory fees (Note 4).........         319,201           112,182
   Accounting services fees (Note 4).........          42,000            42,000
   Transfer agent fees, Class A (Note 4).....          37,542            12,000
   Transfer agent fees, Class C (Note 4).....          12,000            12,000
   Distribution expenses, Class A (Note 4)...          48,663               791
Distribution expenses, Class C (Note 4)......          15,492             6,027
   Postage and supplies.....................           23,180             9,341
   Registration fees, Common ...............            3,712             2,461
   Registration fees, Class A...............            7,294             6,348
   Registration fees, Class C...............            6,104             5,428
   Professional fees........................           18,123             9,123
   Custodian fees ..........................            6,595             5,799
   Trustees' fees and expenses..............            5,948             5,948
   Insurance expense .......................            5,273             1,953
   Reports to shareholders..................            3,086               959
   Other expenses...........................            3,252             1,761
                                              ---------------   ---------------

     TOTAL EXPENSES.........................          557,465           234,121
   Fees waived by the Adviser (Note 4)......               --           (21,000)
   Class A expenses reimbursed by the
    Adviser (Note 4)........................               --            (5,834)
                                              ---------------   ---------------

     NET EXPENSES...........................          557,465           207,287
                                              ---------------   ---------------

NET INVESTMENT INCOME.......................        1,528,551           116,042
                                              ---------------   ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security
    transactions............................          349,605           482,875
   Net change in unrealized
   appreciation/depreciation on investments.          517,054           952,569
                                              ---------------   ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS      866,659         1,435,444
                                              ---------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS..    $   2,395,210     $   1,551,486
                                              ===============   ===============

See accompanying notes to financial statements.




STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1997 and 1996
=============================================================================================================
                                                         U.S. GOVERNMENT                TREASURY TOTAL
                                                         SECURITIES FUND                  RETURN FUND

                                                       1997           1996            1997           1996

-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:


   Net investment income.......................   $  1,312,136    $  1,542,510    $   518,834    $   998,195
   Net realized gains (losses) from security
   transactions..............................         (386,798)      1,132,774       (561,549)        19,746
   Net change in unrealized appreciation/
     depreciation on investments...............       (119,168)       (506,128)       286,795       (305,916)
                                                  ------------   -------------    -----------    -----------

Net increase in net assets from operations.....        806,170       2,169,156        244,080        712,025
                                                  ------------   -------------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income..................     (1,312,136)     (1,542,510)      (518,834)      (998,195)
                                                  ------------   -------------    -----------    -----------

Decrease in net assets from distributions
 to shareholders...........................         (1,312,136)     (1,542,510)      (518,834)      (998,195)
                                                  ------------   -------------    -----------    -----------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold...................      2,971,422       3,262,088        131,548        541,010
   Net asset value of shares issued in
    reinvestment of distributions to shareholders    1,068,202       1,232,943        433,120        863,694
   Payments for shares redeemed.................    (6,606,868)     (6,379,727)    (5,574,811)   (11,748,023)
                                                  ------------   -------------    -----------    -----------

Net decrease in net assets from capital
   share transactions..........................     (2,567,244)     (1,884,696)    (5,010,143)   (10,343,319)
                                                  ------------   -------------    -----------   ------------

TOTAL DECREASE IN NET ASSETS ..................     (3,073,210)     (1,258,050)   (5,284,897)    (10,629,489)

NET ASSETS:
   Beginning of year...........................     24,916,425      26,174,475     15,344,269     25,973,758
                                                  ------------   -------------  -------------  -------------
   End of year.................................   $ 21,843,215    $ 24,916,425    $10,059,372    $15,344,269
                                                  ============   =============  =============  =============


See accompanying notes to financial statements.




STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1997 and 1996
==============================================================================================================
                                                             UTILITY                        EQUITY
                                                               FUND                          FUND

                                                       1997           1996            1997           1996

--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:


   Net investment income.......................   $  1,528,551    $  1,706,915    $   116,042    $    68,491
   Net realized gains from security transactions       349,605         338,447        482,875        292,780
   Net change in unrealized appreciation/
     depreciation on investments...............        517,054       6,353,364        952,569      1,472,570
                                                  ------------    ------------    -----------    -----------

Net increase in net assets from operations.....      2,395,210       8,398,726      1,551,486      1,833,841
                                                  ------------    ------------    -----------    -----------


DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A.........     (1,429,043)    (1,586,046)       (112,251)       (59,987)
   From net investment income, Class C.........        (99,266)      (120,869)         (3,811)        (8,477)
   From net realized gains on security
    transactions, Class A......................        (62,089)       --              (43,452)      --
   From net realized gains on security
    transactions, Class C......................         (5,448)       --               (9,121)      --
                                                  ------------   ------------      ----------     ---------
Decrease in net assets from distributions
 to shareholders...........................         (1,595,846)    (1,706,915)       (168,635)      (68,464)
                                                  ------------   ------------      ----------     ---------


FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold...................      3,695,972      5,363,503       7,488,016     4,389,037
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................      1,310,464      1,407,457         149,729        57,517
   Payments for shares redeemed................    (10,075,932)   (12,476,946)     (2,279,007)   (1,513,954)
                                                  ------------   ------------     -----------    ----------

Net increase (decrease) in net assets from
   Class A share transactions..................     (5,069,496)    (5,705,986)      5,358,738     2,932,600
                                                  ------------   ------------     -----------    ----------

CLASS C
   Proceeds from shares sold...................        978,844      1,386,159         665,009       485,970
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................         90,743        111,439          12,637         8,355
   Payments for shares redeemed................     (1,723,275)    (1,984,950)       (604,567)     (549,348)
                                                  ------------  -------------     -----------    ----------

Net increase (decrease) in net assets from
   Class C share transactions..................       (653,688)      (487,352)         73,079       (55,023)
                                                   -----------    -----------     ----------     ----------

Net increase (decrease) from capital
 share transactions............................     (5,723,184)    (6,193,338)      5,431,817     2,877,577
                                                   -----------   ------------     -----------    ----------


TOTAL INCREASE (DECREASE) IN NET ASSETS .......     (4,923,820)       498,473       6,814,668     4,642,954

NET ASSETS:
   Beginning of year...........................     44,110,247     43,611,774      10,938,123     6,295,169
                                                  ------------   ------------     -----------    ----------

   End of year.................................   $ 39,186,427   $ 44,110,247     $17,752,791    $10,938,123
                                                  ============   ============    ============    ===========

UNDISTRIBUTED NET INVESTMENT INCOME   .........   $        242    $         --    $         7    $        27
                                                  ============   ==============  ============    ===========

See accompanying notes to financial statements.




U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================
                    Per Share Data for a Share Outstanding Throughout Each Year
===============================================================================================================
                                                                      Year Ended March 31,
===============================================================================================================

                                                      1997        1996        1995        1994         1993

---------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year............    $   9.43    $   9.22    $   9.85    $  10.47     $ 10.18
                                                    --------    --------    --------   ---------  ----------

Income from investment operations:
   Net investment income........................        0.55        0.56        0.58        0.64        0.69
   Net realized and unrealized
     gains (losses) on investments..............       (0.20)       0.21       (0.59)      (0.59)       0.47
                                                    --------   ---------    --------   ---------  ----------

Total from investment operations................        0.35        0.77       (0.01)       0.05        1.16
                                                  ----------   ---------    --------   ---------  ----------


Less distributions:
   Dividends from net investment income.........       (0.55)      (0.56)      (0.58)      (0.64)      (0.69)
   Distributions from net realized gains........          --          --       (0.04)      (0.03)      (0.18)
                                                  ----------   ---------    --------   ---------  ----------

Total distributions.............................       (0.55)      (0.56)      (0.62)      (0.67)      (0.87)
                                                  ----------   ---------    --------   ---------  ----------

Net asset value at end of year..................    $   9.23    $   9.43    $   9.22    $   9.85     $ 10.47
                                                  ==========   =========    ========    ========  ==========

Total return(A) ................................       3.76%       8.39%       0.06%       0.30%      11.71%
                                                  ==========   =========    ========    ========   =========

Net assets at end of year (000's) ..............    $ 21,843    $ 24,916    $ 26,174    $ 40,479     $31,633
                                                  ==========   =========    ========    ========   =========

Ratio of expenses to average net assets(B) .....       1.20%       1.20%       1.20%       1.20%       1.20%

Ratio of net investment income to
 average net assets.........................           5.84%       5.82%       6.26%       6.14%       6.61%

Portfolio turnover rate.........................         76%        160%        205%        246%        188%

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.28% and 1.24% for the years ended March 31, 1997 and 1996, respectively (Note 4).

See accompanying notes to financial statements.


TREASURY TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
=================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
=================================================================================================================
                                                                      Year Ended March 31,
=================================================================================================================

                                                      1997        1996        1995        1994         1993

-----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year............    $   8.22    $   8.36    $   8.95    $   9.70     $  9.10
                                                  ----------   ---------   ----------   --------   ---------

Income from investment operations:
   Net investment income........................        0.34        0.38        0.43        0.37        0.55
   Net realized and unrealized
     gains (losses) on investments..............       (0.20)      (0.14)      (0.59)      (0.39)       0.87
                                                  ----------   ---------   ---------   ---------   ---------

Total from investment operations................        0.14        0.24       (0.16)      (0.02)       1.42
                                                  ----------   ---------   ---------   ---------   ---------


Less distributions:
   Dividends from net investment income ........       (0.34)      (0.38)       (0.43)      (0.37)      (0.55)
   Distributions from net realized gains .......          --          --          --        (0.36)      (0.27)
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................       (0.34)      (0.38)       (0.43)      (0.73)      (0.82)
                                                  ----------   ---------   ----------   ---------  ----------

Net asset value at end of year..................    $   8.02    $   8.22     $   8.36    $   8.95     $  9.70
                                                  ==========   =========   ==========   =========  ==========

Total return(A) ................................       1.73%       2.95%       (1.75%)     (0.54%)     16.21%
                                                  ==========   =========   ==========   =========  ==========


Net assets at end of year (000's)...............    $ 10,059    $ 15,344    $ 25,974    $ 32,190     $43,427
                                                  ==========   =========   =========   =========  ==========

Ratio of expenses to average net assets(B) .....       1.25%       1.25%       1.25%       1.25%       1.25%

Ratio of net investment income to average net assets   4.19%       4.66%       5.06%       3.84%       5.82%

Portfolio turnover rate.........................        135%          0%         63%        526%        161%

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.70%, 1.42% and 1.37% for the years ended March 31, 1997, 1996 and 1995, respectively (Note 4).

See accompanying notes to financial statements.


UTILITY FUND - CLASS A
FINANCIAL HIGHLIGHTS
================================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
================================================================================================================
                                                                      Year Ended March 31,
================================================================================================================

                                                      1997        1996        1995        1994         1993

----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year............    $  12.24    $  10.47    $  10.52    $  11.34     $ 10.58
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income........................        0.46        0.47        0.43        0.37        0.48
   Net realized and unrealized
     gains (losses) on investments..............        0.22        1.77       (0.05)      (0.59)       1.62
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        0.68        2.24        0.38       (0.22)       2.10
                                                  ----------   ---------   ----------   ---------  ----------


Less distributions:
   Dividends from net investment income.........       (0.46)      (0.47)      (0.43)      (0.37)      (0.48)
   Distributions from net realized gains........       (0.02)         --          --       (0.23)      (0.86)
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................       (0.48)      (0.47)      (0.43)      (0.60)      (1.34)
                                                  ----------   ---------   ----------   ---------  ----------


Net asset value at end of year..................    $  12.44    $  12.24    $  10.47    $  10.52     $ 11.34
                                                  ==========   =========   ==========   =========  ==========


Total return(A) ................................        5.61%      21.65%       3.68%      (2.11%)     20.64%
                                                  ==========   =========   ==========   =========  ==========



Net assets at end of year (000's)...............    $ 36,087    $ 40,424    $ 40,012    $ 40,373     $42,051
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........        1.25%       1.25%       1.25%       1.25%       1.40%

Ratio of net investment income to average net assets    3.65%       3.97%       4.06%       3.32%       4.41%

Portfolio turnover rate.........................           3%         11%         17%         91%        137%

Average commission rate per share(B)............    $ 0.1200

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See accompanying notes to financial statements.



UTILITY FUND - CLASS C
FINANCIAL HIGHLIGHTS
=================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
=================================================================================================================
                                                                                                 Period Ended
                                                              Year Ended March 31,                 March 31,
                                                       1997           1996            1995          1994(A)

-----------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period.........   $      12.23    $      10.46    $     10.51    $     11.55
                                                  ------------    ------------    -----------    -----------

Income from investment operations:
   Net investment income.......................           0.35            0.37           0.35           0.23
   Net realized and unrealized gains
   (losses) on investments.....................           0.24            1.78          (0.04)         (0.81)
                                                  ------------    ------------    -----------    -----------

Total from investment operations...............           0.59            2.15           0.31          (0.58)
                                                  ------------    ------------    -----------    -----------

Less distributions:
   Dividends from net investment income........          (0.37)          (0.38)         (0.36)         (0.23)
   Distributions from net realized gains.......          (0.02)             --             --          (0.23)
                                                  ------------    ------------    -----------    -----------

Total distributions............................          (0.39)          (0.38)         (0.36)         (0.46)
                                                  ------------    ------------  -------------  -------------

Net asset value at end of period...............   $      12.43    $      12.23    $     10.46    $     10.51
                                                  ============    ============    ===========    ===========

Total return(B) ...............................          4.82%          20.78%          3.00%          7.89%)(D)
                                                  ============   =============    ===========    ===========

Net assets at end of period (000's)............   $      3,099    $      3,686    $     3,599    $     1,742
                                                  ============   =============    ===========    ===========

Ratio of expenses to average net assets .......          2.00%           2.00%          2.00%          2.00%(D)

Ratio of net investment income to
 average net assets...........................           2.89%           3.19%          3.41%          2.19%(D)

Portfolio turnover rate........................             3%             11%            17%            91%(D)

Average commission rate per share(C)...........  $     0.1200

-------------------------------------------------------------------------------

(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(D) Annualized.

See accompanying notes to financial statements.




EQUITY FUND - CLASS A
FINANCIAL HIGHLIGHTS
===============================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
===============================================================================================================
                                                                                                Period Ended
                                                               Year Ended March 31,                March 31,
                                                       1997           1996            1995          1994(A)

---------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.........   $      12.45    $       9.84    $      9.26    $     10.02
                                                  ------------   -------------    -----------    -----------


Income from investment operations:
   Net investment income.......................           0.12            0.13           0.15           0.08
   Net realized and unrealized gains (losses)
    on investments.............................           1.35            2.60           0.59          (0.34)
                                                  ------------   -------------    -----------    -----------

Total from investment operations...............           1.47            2.73           0.74          (0.26)
                                                  ------------   -------------    -----------    -----------


Less distributions:
   Dividends from net investment income........          (0.12)          (0.12)         (0.16)         (0.08)
   Distributions from net realized gains.......          (0.04)             --             --          (0.42)
                                                  ------------   -------------    -----------    -----------

Total distributions............................          (0.16)          (0.12)         (0.16)         (0.50)
                                                  ------------   -------------    -----------    -----------


Net asset value at end of period...............   $      13.76    $      12.45    $      9.84    $      9.26
                                                  ============   =============    ===========    ===========



Total return(B) ...............................         11.82%          27.90%          8.07%         (3.98%)(E)
                                                  ============   =============    ===========  =============

Net assets at end of period (000's)............   $     14,983    $      8,502    $     4,300    $     3,346
                                                  ============   =============    ===========  =============

Ratio of expenses to average net assets(C)  ...          1.25%           1.25%          1.25%          1.24%(E)

Ratio of net investment income to
 average net assets............................          0.91%           1.06%          1.57%          0.82%(E)

Portfolio turnover rate........................            38%             38%           159%           109%(E)

Average commission rate per share(D)...........  $     0.1199

(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02%, 1.94% and 2.04%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively (Note 4).
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

See accompanying notes to financial statements.




EQUITY FUND - CLASS C
FINANCIAL HIGHLIGHTS
===============================================================================================================
                                        Per Share Data for a Share Outstanding Throughout Each Period
===============================================================================================================
                                                                                                 Period Ended
                                                                Year Ended March 31,                 March 31,
                                                       1997           1996            1995          1994(A)

---------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.........   $      12.46    $       9.86    $      9.26    $     10.00
                                                  ------------    ------------    ------------   -----------


Income from investment operations:
   Net investment income.......................           0.02            0.05           0.10           0.03
   Net realized and unrealized gains (losses)
    on investments.............................           1.35            2.60           0.57          (0.32)
                                                  ------------    ------------    -----------    -----------

Total from investment operations...............           1.37            2.65           0.67          (0.29)
                                                  ------------    ------------    -----------    -----------


Less distributions:
   Dividends from net investment income........          (0.02)          (0.05)         (0.07)         (0.03)
   Distributions from net realized gains.......          (0.04)             --             --          (0.42)
                                                  ------------    ------------    -----------    -----------

Total distributions............................          (0.06)          (0.05)         (0.07)         (0.45)
                                                  ------------    ------------    -----------    -----------


Net asset value at end of period...............   $      13.77    $      12.46    $      9.86    $      9.26
                                                  ============    ============    ===========    ===========



Total return(B) ...............................         11.01%          26.90%         7.32%        (3.58%)(E)
                                                  ============    ============    ===========    ===========

Net assets at end of period (000's)............   $      2,770    $      2,436    $     1,995    $     5,857
                                                  ============    ============    ===========    ===========

Ratio of expenses to average net assets(C)  ...          2.00%           2.00%          2.00%          1.94%(E)

Ratio of net investment income to average
 net assets....................................          0.15%           0.38%          0.68%          0.58%(E)

Portfolio turnover rate........................            38%             38%           159%           109%(E)

Average commission rate per share(D)...........  $     0.1199

---------------------------------------------------------------------------------------------------------------------

(A) Represents the period from date of public offering (June 7, 1993) through March 31, 1994.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70%, 2.50% and 2.33%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively (Note 4).
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

See accompanying notes to financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 1997
===============================================================================
1.   ORGANIZATION
The U.S. Government Securities Fund, the Treasury Total Return Fund, the Utility Fund and the Equity Fund (collectively, the Funds) are each a diversified series of shares of Countrywide Strategic Trust (the Trust). The Trust (formerly Midwest Strategic Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The U.S. Government Securities Fund seeks high current income, consistent with the protection of capital, by investing primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities (U.S. Government obligations). It is anticipated that the Fund will invest primarily in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.

The Treasury Total Return Fund seeks the highest level of total return over the long term, consistent with the protection of capital, by investing primarily in direct obligations of the United States Treasury. High current income is a secondary objective. The maturities of the U.S. Treasury obligations in which the Fund invests will be allocated based upon interest rate trends projected by the Adviser.

The Utility Fund seeks a high level of current income by investing primarily in securities of public utilities. Capital appreciation is a secondary objective.

The Equity Fund seeks long-term capital appreciation by investing primarily in common stocks which are believed by the Adviser to offer growth potential.

The Utility Fund and the Equity Fund each offer two classes of shares: Class A shares (sold subject to a maximum 4% front-end sales load and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents an identical interest in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). U.S. Government obligations and mortgage-backed securities are generally valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at the last sales price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of the U.S. Government Securities Fund and the Treasury Total Return Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share of the U.S. Government Securities Fund is equal to net asset value per share plus a sales load equal to 2.04% of net asset value (or 2% of the offering price). The maximum offering price per share of the Treasury Total Return Fund is equal to net asset value per share plus a sales load equal to 4.17% of net asset value (or 4% of the offering price). The redemption price per share of each Fund is equal to the net asset value per share.

The net asset value per share of Class A shares and Class C shares of the Utility Fund and the Equity Fund is calculated daily for each class by dividing the total value of the Fund's assets attributable to that class, less liabilities attibutable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to net asset value per share plus a sales load equal to 4.17% of net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to net asset value per share.

The redemption price per share of Class A shares and Class C shares of the Utility Fund and the Equity Fund is equal to the net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the U.S. Government Securities Fund and the Treasury Total Return Fund. Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Utility Fund and the Equity Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund and the Equity Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The U.S. Government Securities Fund frequently trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of March 31, 1997:



--------------------------------------------------------------------------------------------------------------
                                                    U.S. Govt.   Treasury Total
                                                    Securities       Return          Utility        Equity
                                                       Fund           Fund            Fund           Fund
--------------------------------------------------------------------------------------------------------------


Gross unrealized appreciation..................   $     21,426    $         --    $ 6,948,075    $ 2,805,286
Gross unrealized depreciation..................       (240,478)         (2,378)      (313,374)      (118,545)
                                                  ------------    ------------    -----------  -------------

Net unrealized appreciation (depreciation).....   $   (219,052)   $     (2,378)   $ 6,634,701    $ 2,686,741
                                                  ============    ============    ===========    ===========

Federal income tax cost........................   $ 20,000,988    $  9,314,121    $29,819,096    $10,669,330
                                                  ============    ============    ===========    ===========

--------------------------------------------------------------------------------------------------------------

As of March 31, 1997, the U.S. Government Securities Fund and the Treasury Total Return Fund, had capital loss carryforwards for federal income tax purposes of $4,463,989 and $2,088,542, respectively, none of which expire prior to March 31, 2002. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders. The Treasury Total Return Fund also elected to defer until the Fund's tax year ending March 31, 1998, $544,208 of net realized losses from security transactions which were incurred after October 31, 1996.

3. INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 1997:


-------------------------------------------------------------------------------------------------------------
                                                    U.S. Govt.   Treasury Total
                                                    Securities       Return          Utility        Equity
                                                       Fund           Fund            Fund           Fund
-------------------------------------------------------------------------------------------------------------


Purchases of investment securities.............   $ 16,094,659    $ 10,535,063    $ 1,250,475    $ 7,279,891
                                                  ============    ============    ===========    ===========
Proceeds from sales and maturities
 of investment securities.....................    $ 20,275,487    $ 19,483,499    $ 5,175,139    $ 4,515,821
                                                  ============    ============    ===========    ===========


-------------------------------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES
The Chairman and the President of the Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENTS
Each Fund's investments are managed by the Adviser under the terms of separate Management Agreements. Under the terms of the Management Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets up to $200 million, 0.70% of such net assets from $200 million to $500 million and 0.50% of such net assets in excess of $500 million.

In order to reduce the operating expenses of the U.S. Government Securities Fund and the Treasury Total Return Fund for the year ended March 31, 1997, the Adviser voluntarily waived advisory fees of $17,500 and $56,000, respectively. In order to reduce the operating expenses of the Equity Fund, the Adviser voluntarily waived advisory fees of $21,000 and reimbursed the Fund for $5,834 of Class A expenses for the same period.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $21.00 per shareholder account from each of the U.S. Government Securities Fund and the Treasury Total Return Fund and $17.00 per shareholder account from each of the Utility Fund and Equity Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,250 from the U.S. Government Securities Fund, $2,750 from the Treasury Total Return Fund, and $3,500 from each of the Utility Fund and the Equity Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfollio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $504, $750, $5,717, and $3,367 from underwriting and broker commissions on the sale of shares of the U.S. Government Securities Fund, the Treasury Total Return Fund, the Utility Fund and the Equity Fund, respectively, for the year ended March 31, 1997. In addition, the Adviser collected $1,141 and $505 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and the Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

5. CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended March 31, 1997 and 1996:


-------------------------------------------------------------------------------------------------------------
                                                          U.S. Government               Treasury Total
                                                          Securities Fund                 Return Fund

                                                       1997           1996            1997           1996

-------------------------------------------------------------------------------------------------------------


Shares sold....................................        317,801         343,417         16,063         64,654
Shares issued in reinvestment of distributions
   to shareholders.............................        114,706         129,033         53,010        103,352
Shares redeemed...................                    (707,804)       (667,998)      (681,539)    (1,406,629)
                                                   -----------     -----------    -----------    -----------
Net decrease in shares outstanding.............       (275,297)       (195,548)      (612,466)    (1,238,623)
Shares outstanding, beginning of year..........      2,642,220       2,837,768      1,866,811      3,105,434
                                                   -----------     -----------    -----------    -----------
Shares outstanding, end of year................      2,366,923       2,642,220      1,254,345      1,866,811
                                                   ===========     ===========    ===========    ===========

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                             Utility                        Equity
                                                              Fund                           Fund

                                                       1997           1996            1997           1996

-------------------------------------------------------------------------------------------------------------


CLASS A
Shares sold....................................        295,396         454,436        562,866        376,432
Shares issued in reinvestment of distributions
   to shareholders.............................        104,692         120,422         11,085          5,108
Shares redeemed................................       (802,704)     (1,093,005)      (168,288)      (135,368)
                                                    ----------      ----------      ---------      ---------

Net increase (decrease) in shares outstanding..       (402,616)       (518,147)       405,663        246,172
Shares outstanding, beginning of year..........      3,302,863       3,821,010        682,935        436,763
                                                    ----------      ----------      ---------      ---------

Shares outstanding, end of year................      2,900,247       3,302,863      1,088,598        682,935
                                                    ==========      ==========     ==========     ==========

CLASS C
Shares sold....................................         79,210         120,511         50,018         42,510
Shares issued in reinvestment of distributions
   to shareholders.............................          7,261           9,544            930            775
Shares redeemed................................       (138,592)       (172,643)       (45,330)       (50,111)
                                                    ----------      ----------     ----------      ---------

Net increase (decrease) in shares outstanding..        (52,121)        (42,588)         5,618         (6,826)
Shares outstanding, beginning of year..........        301,479         344,067        195,573        202,399
                                                    ----------      ----------     ----------      ---------

Shares outstanding, end of year................        249,358         301,479        201,191        195,573
                                                  ============      ==========     ==========     ==========

--------------------------------------------------------------------------------------------------------------

6. MANDATORY REDEMPTION OF TREASURY TOTAL RETURN FUND (UNAUDITED)
On May 19, 1997, subsequent to the date of these financial statements and the related auditors' report, the Board of Trustees determined to exercise its authority pursuant to the Trust's Agreement and Declaration of Trust to require the redemption of all outstanding shares of the Treasury Total Return Fund. This mandatory redemption will occur on or about July 15, 1997.



U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===========================================================================================================
       Par                                                                                        Market
===========================================================================================================
      Value      U.S. GOVERNMENT AGENCY ISSUES-- 90.6%                                             Value

-----------------------------------------------------------------------------------------------------------


 $      500,000  Federal Home Loan Bank, 7.00%, 8/28/02.....................................   $     493,357
        400,000  Federal Home Loan Mortgage Corp., 6.56%, 3/12/03...........................         388,935
      2,000,000  Federal Home Loan Mortgage Corp., 7.05%, 6/08/05...........................       1,959,816
      1,558,238  Federal Home Loan Mortgage Corp. #E00228, 6.50%, 7/01/08...................       1,513,688
      1,971,329  Federal Home Loan Mortgage Corp. #G30054, 7.50%, 9/01/16...................       1,957,550
      1,908,859  Federal National Mortgage Assoc. #250689, 7.50%, 9/01/03...................       1,924,416
      1,011,461  Federal National Mortgage Assoc. #50811, 7.50%, 12/01/12...................       1,005,261
      1,589,694  Federal National Mortgage Assoc. #190666, 7.00%, 3/01/14...................       1,547,868
      2,580,975  Federal National Mortgage Assoc. #220114, 7.00%, 6/01/23...................       2,483,930
      2,788,540  Federal National Mortgage Assoc. #317691, 7.00%, 8/01/25...................       2,672,565
        986,943  Federal National Mortgage Assoc. #351694, 7.50%, 11/01/26..................         969,829
        986,707  Federal National Mortgage Assoc. #358484, 7.50%, 11/01/26..................         969,597
      1,872,116  Government National Mortgage Assoc. #319358, 8.00%, 4/15/22................       1,895,124
---------------                                                                               ---------------
 $   20,154,862  TOTAL U.S. GOVERNMENT AGENCY ISSUES
===============
                 (Amortized Cost $20,000,988)...............................................   $  19,781,936
                                                                                              ---------------

===============================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 9.0%                                                   Value

---------------------------------------------------------------------------------------------------------------


 $    1,960,000  Dean Witter Reynolds, Inc., 6.25%, dated 3/31/97, due 4/01/97,
                    repurchase proceeds $1,960,340..........................................   $   1,960,000
---------------                                                                               ---------------
 $    1,960,000  TOTAL REPURCHASE AGREEMENTS ...............................................   $   1,960,000
===============                                                                               ---------------

                 TOTAL U.S. GOVERNMENT AGENCY ISSUES
                    AND REPURCHASE AGREEMENTS-- 99.6% ......................................   $  21,741,936

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% ..............................         101,279
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  21,843,215
                                                                                              ===============


(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.




TREASURY TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===============================================================================================================
       Par                                                                                        Market
      Value      U.S. TREASURY OBLIGATIONS -- 92.6%                                                Value

---------------------------------------------------------------------------------------------------------------


 $    9,400,000  U.S. Treasury Bills, 6/05/97...............................................   $   9,311,743
---------------                                                                               ---------------
 $    9,400,000  TOTAL U.S. TREASURY OBLIGATIONS
===============
                 (Amortized Cost $9,314,121)................................................   $   9,311,743
                                                                                              ---------------

================================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 7.9%                                                   Value

----------------------------------------------------------------------------------------------------------------
 $      799,000  Fifth Third Bank, 5.09%, dated 3/31/97, due 4/01/97,
                    repurchase proceeds $799,113............................................   $     799,000
---------------
 $      799,000  TOTAL REPURCHASE AGREEMENTS ...............................................   $     799,000
===============                                                                                -------------

                 TOTAL U.S. TREASURY OBLIGATIONS AND
                    REPURCHASE AGREEMENTS -- 100.5% ........................................   $  10,110,743

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.5)% ............................         (51,371)
                                                                                               -------------

                 NET ASSETS-- 100.0% .......................................................   $  10,059,372
                                                                                               =============

(1)      Repurchase agreements are fully collateralized by U.S. Treasury obligations.

See accompanying notes to financial statements.




UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===============================================================================
                                                                       Market
COMMON STOCK -- 87.6%                                  Shares           Value
-------------------------------------------------------------------------------


ELECTRIC UTILITIES -- 46.3%
Baltimore Gas & Electric Co ................           50,050     $   1,338,838
CMS Energy Corp.............................           60,000         1,972,500
Central Louisiana Electric..................           30,000           787,500
CINergy Corp................................           50,000         1,706,250
DPL, Inc....................................           50,000         1,206,250
Dominion Resources, Inc.....................           30,000         1,091,250
Duke Power Co...............................           50,000         2,206,250
FPL Group, Inc..............................           50,000         2,206,250
Kansas City Power & Light Co................           60,000         1,680,000
Northern States Power Co....................           46,000         2,179,250
Scana Corp..................................           70,000         1,776,250
                                                                ---------------
                                                                  $  18,150,588
                                                                ---------------
TELECOMMUNICATIONS -- 24.7%
Ameritech Corp..............................           35,000     $   2,152,500
AT&T Corp...................................           30,000         1,042,500
Bell Atlantic Corp..........................           25,000         1,521,875
BellSouth Corp..............................           50,000         2,112,500
GTE Corp....................................           50,000         2,331,250
Lucent Technologies, Inc....................            9,722           512,835
                                                                ---------------
                                                                  $   9,673,460
                                                                 --------------
GAS COMPANIES -- 12.9%
Enron Corp..................................           15,000     $     570,000
Indiana Energy, Inc.........................           15,000           369,375
MCN Corp....................................           70,000         1,968,750
Nicor, Inc..................................           20,000           640,000
Oneok, Inc..................................           25,000           650,000
Wicor, Inc..................................           25,000           850,000
                                                                ---------------
                                                                  $   5,048,125
                                                                ---------------
WATER COMPANIES -- 3.7%
American Water Works, Inc...................           70,000     $   1,470,000
                                                                ---------------

TOTAL COMMON STOCK (Cost $27,728,589).......                      $  34,342,173
                                                                ---------------

===============================================================================
                                                       Par             Market
CORPORATE BONDS -- 5.4%                               Value             Value
-------------------------------------------------------------------------------


Dayton Power & Light Co., 8.40%, 12/01/22...    $   1,000,000     $   1,024,734
New York Telephone Co., 9.375%, 7/15/31.....        1,000,000         1,086,890
                                              ---------------   ---------------
TOTAL CORPORATE BONDS
 (Amortized Cost $2,090,507)  ..............    $   2,000,000     $   2,111,624
                                              ===============   ---------------
TOTAL INVESTMENTS AT VALUE-- 93.0%
 (Amortized Cost $29,819,096)...............                      $  36,453,797
                                                                ---------------





REPURCHASE AGREEMENTS(1) -- 7.0%                   Face              Market
                                                  Value               Value
-------------------------------------------------------------------------------


Dean Witter Reynolds, Inc., 6.25%,
 dated 3/31/97, due 4/01/97,
   repurchase proceeds $2,721,472...........    $   2,721,000     $   2,721,000
                                              ---------------   ---------------
TOTAL REPURCHASE AGREEMENTS ................    $   2,721,000     $   2,721,000
                                              ===============   ---------------
TOTAL INVESTMENTS AND REPURCHASE
   AGREEMENTS AT VALUE-- 100.0%.............                      $  39,174,797
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0%                             11,630
                                                                ---------------
NET ASSETS-- 100.0%.........................                      $  39,186,427
                                                                ===============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.




EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===============================================================================
                                                                       Market
COMMON STOCK -- 75.2%                                Shares             Value
-------------------------------------------------------------------------------


CONSUMER, NON-CYCLICAL -- 23.3%
Albertson's, Inc............................           15,000     $     510,000
Columbia/HCA Healthcare Corp................           12,000           403,500
Newell Co...................................           10,000           335,000
PepsiCo, Inc................................           14,700           479,588
Pfizer, Inc.................................            8,000           673,000
Procter & Gamble Co.........................            4,000           460,000
Sara Lee Corp...............................           10,000           405,000
Schering-Plough Corp........................            6,000           436,500
United Healthcare Corp......................            9,000           428,625
                                                                ---------------
                                                                  $   4,131,213
                                                                ---------------
TECHNOLOGY -- 14.2%
Compaq Computer Corp.(1)....................            4,000           306,500
Electronic Data Systems Corp................           10,000           403,750
Hewlett-Packard Co..........................           10,000           532,500
Intel Corp..................................            3,500           486,937
Loral Space & Communications(1).............           11,000           155,375
Lucent Technologies, Inc....................            1,944           102,546
Motorola, Inc...............................            9,000           543,375
                                                                ---------------
                                                                  $   2,530,983
                                                                ---------------
FINANCIAL SERVICES -- 12.4%
AFLAC, Inc..................................           12,000     $     450,000
American General Corp.......................            8,600           350,450
American International Group................            3,000           352,125
Bank of New York Co., Inc...................           16,000           588,000
Norwest Corp................................           10,000           462,500
                                                                ---------------
                                                                  $   2,203,075
                                                                ---------------
CONSUMER, CYCLICAL -- 11.2%
Gap, Inc....................................           16,000     $     536,000
Lowe's Companies, Inc.......................            9,000           336,375
McDonald's Corp.............................           12,000           567,000
The Walt Disney Co..........................            7,500           547,500
                                                                ---------------
                                                                  $   1,986,875
                                                                ---------------
INDUSTRIAL -- 8.4%
Deere & Co..................................           11,000     $     478,500
Diebold, Inc................................           10,500           395,063
Emerson Electric Co.........................            4,800           216,000
Millipore Corp..............................            9,500           402,562
                                                                ---------------
                                                                  $   1,492,125
                                                                ---------------
CONGLOMERATES -- 3.1%
General Electric Co.........................            5,600     $     555,800
                                                                ---------------

ENERGY -- 2.6%
Enron Corp..................................           12,000     $     456,000
                                                                ---------------

TOTAL COMMON STOCK (Cost $10,669,330) ......                      $  13,356,071
                                                                ---------------




                                                       Face             Market
REPURCHASE AGREEMENTS(2) -- 25.0%                      Value             Value
-------------------------------------------------------------------------------


Dean Witter Reynolds, Inc., 6.25%,
 dated 3/31/97, due 4/01/97, repurchase
  proceeds $4,437,770.......................    $   4,437,000     $   4,437,000
                                              ---------------   ---------------
TOTAL REPURCHASE AGREEMENTS.................    $   4,437,000     $   4,437,000
                                              ===============   ---------------
TOTAL COMMON STOCK AND
   REPURCHASE AGREEMENTS AT VALUE-- 100.2%..                      $  17,793,071

LIABILITIES IN EXCESS OF OTHER ASSETS--  (0.2)%                         (40,280)
                                                                ---------------

NET ASSETS-- 100.0%.........................                      $  17,752,791
                                                                ===============

(1) Non-income producing security.

(2) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
===============================================================================

ARTHUR ANDERSEN LLP


To the Shareholders and Board of Trustees of Countrywide Strategic Trust (formerly, Midwest Strategic Trust):

We have audited the accompanying statements of assets and liabilities of the U.S. Government Securities Fund, Treasury Total Return Fund, Utility Fund and Equity Fund of the Countrywide Strategic Trust (a Massachusetts business trust), including the portfolios of investments, as of March 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Securities Fund, Treasury Total Return Fund, Utility Fund and Equity Fund of Countrywide Strategic Trust as of March 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cincinnati, Ohio,
April 28, 1997



RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
February 28, 1997 (Unaudited)
===============================================================================
On February 28, 1997, a Special Meeting of Shareholders of the Trust was held
(1) to approve or disapprove a new investment advisory agreement with
Countrywide Investments, Inc. (formerly Midwest Group Financial Services, Inc.),
(2) to elect eight trustees and (3) to ratify or reject the selection of Arthur
Andersen LLP as the Trust's independent public accountants for the current fiscal year. The total number of shares of the Trust present by proxy represented 65.4% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

The results of the voting for or against the approval of the new investment advisory agreement by each Fund follows:


----------------------------------------------------------------------------------------------------------
                                                                   Number of Shares
                                                    For                 Against                 Abstain

----------------------------------------------------------------------------------------------------------


U.S. Government Securities Fund               1,386,173.356            7,257.249              65,168.136
Treasury Total Return Fund                      690,869.625           21,503.234             135,493.791
Utility Fund                                  2,079,766.689           20,329.944             109,212.611
Equity Fund                                     724,973.062            4,061.722              22,058.929

----------------------------------------------------------------------------------------------------------

The results of the voting for the election of trustees follows:

----------------------------------------------------------------------------------------------------------
                                                                       Withhold
     Nominees                                  For Election            Authority                Status

----------------------------------------------------------------------------------------------------------


Donald L. Bogdon, M.D.                         5,199,438.647            67,429.701          New Trustee
John R. Delfino                                5,198,698.666            68,169.682          New Trustee
H. Jerome Lerner                               5,198,658.952            68,209.396          Incumbent
Robert H. Leshner                              5,204,752.328            62,116.020          Incumbent
Angelo R. Mozilo                               5,197,160.798            69,707.550          New Trustee
Oscar P. Robertson                             5,206,830.117            60,038.231          Incumbent
John F. Seymour, Jr.                           5,199,434.758            67,433.590          New Trustee
Sebastiano Sterpa                              5,197,664.433            69,203.915          New Trustee


------------------------------------------------------------------------------

The results of the voting for or against the ratification of Arthur Andersen LLP as independent public accountants by each Fund follows:


-----------------------------------------------------------------------------------------------------------
                                                                   Number of Shares
                                                    For                 Against                 Abstain

-----------------------------------------------------------------------------------------------------------


U.S. Government Securities Fund               1,435,598.498            5,512.464              17,487.779
Treasury Total Return Fund                      780,081.371           10,404.979              57,380.300
Utility Fund                                  2,122,637.785            8,418.304              78,253.155
Equity Fund                                     738,937.654              163.221              11,992.838

-----------------------------------------------------------------------------------------------------------


COUNTRYWIDE INVESTMENTS
------------------------

COUNTRYWIDE STRATEGIC TRUST
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999

Shareholder Services
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050

BOARD OF TRUSTEES
Angelo R. Mozilo, Chairman
Robert H. Leshner, President
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.